LEASES - Maturity analysis of the annual undiscounted cash flows (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Maturity analysis of the annual undiscounted cash flows
2023	$ 3,197
2024	1,833
2025	538
2026	35
Less: imputed interest	(207)
Total operating lease liabilities	5,396
Less: current operating lease liabilities	2,928	$ 3,092	$ 3,522
Non-current operating lease liabilities	$ 2,468	$ 4,109	$ 5,968